SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



            Date of report (Date of earliest event reported):     March 10, 2000


                           KMC TELECOM HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware             333-50475            22-3545325
            (State or Other      (Commission          (I.R.S. Employer
            Jurisdiction         File Number)         Identification No.)
            of Incorporation)

                           KMC Telecom Holdings, Inc.
                            1545 Route 206, Suite 300
                          Bedminster, New Jersey 07921
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 908-470-2100


                         Exhibit List Appears on Page 4

ITEM 5. OTHER EVENTS.

        KMC Telecom Holdings, Inc. (the "Registrant") wishes to report certain information with respect to a change in its management. The Registrant's press release announcing the change in management, dated March 10, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)   Financial Statements of Businesses Acquired.

              Not Applicable

        (b)   Pro Forma Financial Information.

              Not Applicable

        (c)   Exhibits.

              The following exhibits are filed with this Report.

              EXHIBIT NO.     DESCRIPTION

              99.1            Press Release, dated March 10, 2000

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KMC TELECOM HOLDINGS, INC.



Date:  March 15, 2000               By: /s/ ROBERT F. HAGAN
                                        ----------------------------------------
                                        Name:   Robert F. Hagan
                                        Title:  Senior Vice President Finance

                                  EXHIBIT LIST




                       EXHIBIT NO.                DESCRIPTION

                        99.1              Press Release, dated March 10, 2000

                                                                    EXHIBIT 99.1



KMC TELECOM NAMES ROSCOE C. YOUNG II AS PRESIDENT AND WILLIAM H. STEWART AS CHIEF FINANCIAL OFFICER


Competitive Local Exchange Carrier Strengthens Management Team

      BEDMINSTER, NJ, March 10, 2000 - KMC Telecom Holdings, Inc., a leading provider of competitive local telecommunications services, today announced key executive changes, naming KMC Chief Operating Officer Roscoe C. Young II as President and William H. Stewart as Chief Financial Officer and Executive Vice President. The company expects to announce a new CEO next week.

     Mr. Young, who takes charge as President effective immediately, joined KMC Telecom in 1996 as Executive Vice President and was promoted to COO in 1997. Mr. Stewart was most recently Managing Director of Nassau Capital, KMC's largest shareholder. Messrs. Young and Stewart will be members of the company's Board of Directors. Former KMC Telecom President Michael A. Sternberg and CFO James Grenfell have resigned from the company to pursue other interests. Mr. Sternberg has agreed to be a consultant to the company.

      In commenting on the management changes, KMC Telecom Chairman Hal Kamine said "We want to thank Mike Sternberg for his outstanding work in helping develop KMC from a startup to a powerful competitive presence offering integrated voice and data services, and Internet access infrastructure, in 39 markets. As we move into the next phase of KMC's growth, we are delighted to promote Chief Operating Officer Roscoe Young as President and to welcome William Stewart, whose strong background in the finance and telecom industries will help position and introduce KMC to the public equity market this year."

      Prior to joining KMC Telecom, Mr. Young was vice president of network services for Ameritech, where he led more than 4,000 employees involved in customer service fulfillment of ISDN, digital Centrex and voice services. Prior to that, Mr. Young directed engineering, network services, national account sales, marketing and real estate procurement as senior vice president of MFS Communications. In 1983, Mr. Young was selected by the Reagan Administration to serve as a special assistant to the Secretary of Defense Casper Weinberger under the White House Executive Exchange Program.

     William Stewart joined Nassau Capital in 1995 and has more than 11 years of experience in the telecommunications investment industry. He graduated cum laude with a B.S. degree from Villanova University, earned an M.B.A. from New York University, and is a Chartered Financial Analyst. While at Nassau Capital, Mr. Stewart led Nassau's investment program in the communications industry, which included investments in Cypress Communications, Crown Castle and Portal Software. Mr. Stewart has served as a Director of KMC since 1996.